United States

Securities and Exchange Commission

Washington, D.C. 20549

Form 8-K

Current Report

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):	September 4, 2007

Commission File No.	Exact Name of Registrant as Specified in its Charter and Principal Office Address and Telephone Number	State of Incorporation	I.R.S. Employer Identification Number
1-16681	The Laclede Group, Inc. 720 Olive Street St. Louis, MO 63101 314-342-0500	Missouri	74-2976504
1-1822	Laclede Gas Company 720 Olive Street St. Louis, MO 63101 314-342-0500	Missouri	43-0368139

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 13e-4(c))

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

(b) On September 7, 2007, The Laclede Group announced a planned reorganization of certain functions effective October 1, 2007, including the following executive appointments:

•

Mr. Mark D. Waltermire, who has been with the Company since 1990 and currently serves as Vice President of Operations and Marketing of Laclede Gas Company, has been promoted to Senior Vice President and Chief Financial Officer of Laclede Gas Company and Chief Financial Officer of The Laclede Group.

•

Mr. Michael R. Spotanski, who has been with the Company since 1981 and currently serves as Vice President of Finance of Laclede Gas Company, has been promoted to Senior Vice President Operations and Marketing of Laclede Gas Company.

•

Mr. Mark C. Darrell, who has been with the Company since 2004 and currently serves as General Counsel of The Laclede Group and Laclede Gas Company, has been promoted to Senior Vice President and General Counsel of Laclede Gas Company. He continues in his role as General Counsel of The Laclede Group.

On September 4, 2007, Mr. Barry C. Cooper indicated his intention to resign effective October 1, 2007 from his position as Chief Financial Officer of each of The Laclede Group, Inc. and Laclede Gas Company, as well as his other positions with other subsidiaries of The Laclede Group, Inc. to pursue other interests.

(c) Concurrent with the new appointments, the executives will each receive increases in base salary commensurate with their new positions. None of the executives has any family relationships or related party transactions that are required to be disclosed. The additional information required by Items 401(b) and (e) for these executives is disclosed in and incorporated by reference from pages 14-16 of the Company’s annual report on Form 10-K for the year ended September 30, 2006. The information provided in Item 5.02(b) of this Current Report on Form 8-K is hereby incorporated into this Item 5.02(c) by reference.

(e) The Company and Mr. Cooper are negotiating the terms of a separation agreement, including his assistance during the transition period.

Item 9.01 Financial Statements and Exhibits

(d) Exhibits

99.1 Press release dated September 7, 2007.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

THE LACLEDE GROUP, INC.
Date: September 7, 2007	By:	/s/ D. H. Yaeger
D. H. Yaeger Chairman, President, and Chief Executive Officer

LACLEDE GAS COMPANY
Date: September 7, 2007	By:	/s/ D. H. Yaeger
D. H. Yaeger Chairman, President, and Chief Executive Officer

Exhibit Index

Exhibit Number	Description

99.1	Press release dated September 7, 2007 .